EXHIBIT 23





                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


       As independent public accountants, we hereby consent to the incorporation of our report, dated January 28, 1997, on the consolidated financial statements and supporting schedule of GTE Corporation and subsidiaries included in GTE Corporation's Form 10-K filed on March 18, 1997, into the previously filed Registration Statement on Form S-8 of GTE Corporation (File No. 33-20178)




                                                        ARTHUR ANDERSEN LLP

  Stamford, Connecticut
  May 12, 1997